UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 13, 2009

        PhotoMedex, Inc.
(Exact Name of Registrant Specified in Charter)
Delaware (State or Other Jurisdiction of Incorporation)	0-11635 (Commission File Number)	59-2058100 (I.R.S. Employer Identification No.)

147 Keystone Drive, Montgomeryville, Pennsylvania	18936
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   215-619-3600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 14, 2009, PhotoMedex, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the quarter ended March 31, 2009 (the “Earnings Release”).  A copy of the Earnings Release is furnished herewith as Exhibit 99.1.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)        On May 13, 2009, the Company’s Board of Directors appointed Leonard L. Mazur as a member of the Board of Directors.  Mr. Mazur was appointed pursuant to the terms of the previously disclosed securities purchase agreement between the Company and the investor named therein relating to the convertible note financing closed on February 27, 2009.  The Board has not yet determined the committees of the Board of Directors to which Mr. Mazur will be selected.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits.

Exhibit Number	Description

99.1	Press Release by the Company, dated May 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTOMEDEX, INC.

Date: May 14, 2009	By:	/s/ Jeffrey F. O’Donnell
Jeffrey F. O’Donnell
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release by the Company, dated May 14, 2009.